UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2022

Molecular Templates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9301 Amberglen Blvd, Suite 100 Austin, TX 78729
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (512) 869-1555

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	MTEM	The Nasdaq Global Select Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 3, 2022, Molecular Templates, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, a quorum of 48,454,443 shares of the Company’s common stock, or 86.06% of the outstanding shares of common stock entitled to vote as of the record date of April 7, 2022, were present in person or represented by proxy. At the Annual Meeting, the stockholders: (1) elected each of David Hirsch, M.D., Ph.D., David R. Hoffmann, and Kevin Lalande to the Company’s Board of Directors as a Class III director for a term of three years to serve until the 2025 annual meeting of stockholders and until his successor is elected and qualified or until his earlier death, resignation or removal (“Election of Directors”); (2) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Auditor Ratification”); and (3) approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the meeting (“Advisory Vote on Executive Compensation”). A more complete description of each of these matters is set forth in the Company’s proxy statement.

The number of votes cast in favor or against or withheld by the stockholders and the number of abstentions and the number of broker non-votes on each of the foregoing matters are set forth below.

1. Election of Directors

Nominee	Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-votes
David Hirsch, M.D., Ph.D.	22,613,100	17,973,471	7,494	7,860,378
David R. Hoffmann	23,166,992	17,419,687	7,386	7,860,378
Kevin Lalande	23,160,021	17,425,253	8,791	7,860,378

2. Auditor Ratification

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-votes
48,204,416	55,462	194,565	0

3. Advisory Vote on Executive Compensation

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-votes
29,071,161	11,331,179	191,725	7,860,378

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Molecular Templates, Inc.
Dated: June 6, 2022

	By:	/s/ Eric E. Poma, Ph.D.
Name: Eric E. Poma, Ph.D.
Title: Chief Executive Officer